--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 1997

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1997, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1997-1)

                                Superior Bank FSB
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                 333-24185                 36-1414142
----------------------------         -----------          ----------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                60181
--------------------------                              ----------
(Address of Principal                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (708) 916-4000

--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets

Description of the Certificates, Sub-Pool 1 and Sub-Pool 2

     On March 20, 1997, a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1997-1 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of March 1, 1997, among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

     On March 27, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $17,553,283.92 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $23,921,740.90 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated March 27, 1997, between the Depositor and the Trustee.

     On April 17, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $15,588,861.57 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $26,576,575.34 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated April 17, 1997, between the Depositor and the Trustee (the "April 17 Instrument"). Attached to the April 17 Instrument is the Mortgage Loan Schedule with respect to each Sub-Pool listing the related Subsequent Mortgage Loans that are the subject of such April 17 Instrument.

     Items 3 through 6 and Item 8 are not included because they are not applicable.

     Item 7. Financial Statements and Exhibits

             (a) Not applicable

             (b) Not applicable

             (c) Exhibits

     4.3 Subsequent Transfer Instrument, dated April 17, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SUPERIOR BANK FSB

                                      By: /s/ WILLIAM C. BRACKEN
                                              ---------------------------
                                      Name:   William C. Bracken
                                      Title:  Senior Vice President
                                              and Chief Financial Officer
Dated:  April 17, 1997

                                 EXHIBITS TABLE

     4.3 Subsequent Transfer Instrument, dated April 17, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.